TELEDISCOUNT COMMUNICATIONS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003


                                     ASSETS

                                                                                                2004                        2003
Current assets
   Cash in bank                                                                             $     9,277                 $    35,207
   Inventory                                                                                    243,603                     310,000
   Prepaid income taxes                                                                             250                         250
                                                                                            -----------                 -----------
Total current assets                                                                            253,130                     345,457

Property and equipment
   Machinery and equipment                                                                      463,962                     463,962
   Furniture, fixtures, and improvements                                                        206,221                     206,221
   Leasehold improvements                                                                       687,088                     687,088
                                                                                            -----------                 -----------

                                                                                              1,357,271                   1,357,271
   Less: accumulated depreciation & amortization                                               (564,519)                   (427,441)
                                                                                            -----------                 -----------
Total property and equipment                                                                    792,752                     929,830

Other assets
   Security deposits                                                                            104,196                     104,196
                                                                                            -----------                 -----------

Total assets                                                                                $ 1,150,078                 $ 1,379,483
                                                                                            ===========                 ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
   Current liabilities
      Accounts payable                                                                      $    15,608                 $    64,968
      Payroll taxes payable                                                                      70,813                       7,575
      Current portion of long-term debt                                                              --                   1,000,000
                                                                                            -----------                 -----------
Total current liabilities                                                                        86,421                   1,072,543



Shareholders' equity
   Common stock, 500,000,000 shares no par stock authorized,
     116,514,468 and 34,954,338 shares issued and outstanding
     at 2004 and 2003, respectively
   Additional paid-in capital                                                                 3,318,625                   2,177,625
   Accumulated deficit                                                                       (2,254,968)                 (1,870,685)
                                                                                            -----------                 -----------
Total shareholders' equity                                                                    1,063,657                     306,940
                                                                                            -----------                 -----------

Total liabilities and shareholders' equity                                                  $ 1,150,078                 $ 1,379,483
                                                                                            ===========                 ===========


    The accompanying notes are an integral part of these financial statements

                        TELEDISCOUNT COMMUNICATIONS, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                                               2004                         2003
NET REVENUE                                                                               $   3,235,107               $   4,695,797

COST OF SALES                                                                                 2,141,593                   3,449,837
                                                                                          -------------               -------------

   Gross profit on sales                                                                      1,093,514                   1,245,960

Total general and administrative expenses                                                     1,477,798                   1,632,719
                                                                                          -------------               -------------

Loss from operations                                                                           (384,284)                   (386,759)

Interest income                                                                                       1                          12
                                                                                          -------------               -------------

Loss before taxes                                                                              (384,283)                   (386,747)

Provision for federal income taxes                                                                   --                          --
                                                                                          -------------               -------------

Net loss                                                                                  $    (384,283)              $    (386,747)
                                                                                          =============               =============


EARNINGS PER SHARE - Basic and diluted                                                    $      (0.003)              $      (0.011)
                                                                                          =============               =============


Weighted average shares outstanding - basic and diluted                                     116,564,418                  34,954,338
                                                                                          =============               =============

    The accompanying notes are an integral part of these financial statements

                        TELEDISCOUNT COMMUNICATIONS, INC.
                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 For the Years Ended December 31, 2004 and 2003



                                                                Common Stock and
                                                           Additional Paid In Capital
                                                      ----------------------------------
                                                      500,000 Shares
                                                       No-Par Shares       Additional           (Accumulated
                                                        Authorized       Paid In Capital           Deficit)                 Total
                                                      ----------------------------------        -------------           ------------
BALANCE AT DECEMBER 31, 2002                             33,306,507          $ 2,036,835          $(1,693,148)          $   343,687

Shareholder contributions                                 1,647,831              350,000                   --               350,000

Net loss                                                         --                   --             (386,747)             (386,747)
                                                        -----------          -----------          -----------           -----------

BALANCE AT DECEMBER 31, 2003                             34,954,338          $ 2,386,835          $(2,079,895)          $   306,940

Conversion of note payable to shares
    of common stock                                      40,780,065            1,000,000                   --              1,000,000

Shareholder contributions                                40,780,065              141,000                   --                141,000

Net loss                                                         --                   --             (384,283)             (384,283)
                                                        -----------          -----------          -----------           -----------

BALANCE AT DECEMBER 31, 2004                            116,514,468          $ 3,527,835          $(2,464,178)          $ 1,063,657
                                                        ===========          ===========          ===========           ===========

    The accompanying notes are an integral part of these financial statements

                        TELEDISCOUNT COMMUNICATIONS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                   2004                      2003
Cash flows from operating activities
  Net loss                                                                                      $(384,283)                $(386,747)
  Adjustments to reconcile net loss to net cash
    used in operating activities
       Depreciation                                                                               137,078                   141,312
       (Increase) decrease in:
          Inventory                                                                                66,397                   (70,000)
          Prepaid income taxes                                                                          0                      (250)
       Increase (decrease) in:
          Accounts payable                                                                        (49,360)                   64,968
          Payroll taxes payable                                                                    63,238                    (6,283)
                                                                                                ---------                 ---------
Net cash used in operating activities                                                           $(166,930)                $(257,000)


Cash flows from investing activities
  Acquisition of equipment                                                                             --                    (6,220)
                                                                                                ---------                 ---------
Net cash used in investing activities                                                                  --                    (6,220)


Cash flows from financing activities
  Advances from shareholders                                                                      141,000                   350,000
                                                                                                ---------                 ---------
Net cash provided by financing activities                                                         141,000                   350,000


Net increase (decrease) in cash                                                                   (25,930)                   86,780

Cash
  Beginning of year                                                                                35,207                   (51,573)
                                                                                                ---------                 ---------
  End of year                                                                                  $   9,277                 $  35,207
                                                                                                =========                 =========



Supplemental disclosures
  Income taxes paid                                                                             $      --                 $   2,793
                                                                                                =========                 =========
  Interest expense                                                                              $      --                 $      --
                                                                                                =========                 =========

    The accompanying notes are an integral part of these financial statements

                         TELEDISCOUNT COMMUNICATIONS INC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

      NOTE 1 - SUMMARY OF ORGANIZATION AND SIGNIFICANT AND ACCOUNTING POLICIES

            Organization - Telediscount Communications, Inc. (the "Company") was incorporated in June of 1998 as a "C" Corporation primarily to provide telecommunication, long distance service, wire transfers service, phone cards, internet, cellular, accessories, and other related products and services.

            This summary of significant accounting policies of the Company is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles, except where indicated, and have been consistently applied in the preparation of the financial statements.

            Basis of Accounting - The financial statements are prepared using the accrual basis of accounting where revenues are recognized upon sale of product or service to customer and expenses are recognized in the period in which they were incurred. The basis of accounting conforms to accounting principles generally accepted in the United States of America.

            Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

            Inventories - Inventories consist primarily of cellular phones, phone cards and other related merchandise, and are valued at the lower of cost or market using the first-in, first-out (FIFO) method.

            Property and Equipment - Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is computed using the straight-line method of accounting over the estimated useful lives of the assets ranging from five years to thirty nine years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

            Stock-Based Compensation - In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure" ("SFAS No. 148") which amends FASB Statement No. 123 "Accounting for Stock-Based Compensation" ("SFAS No. 123"). SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation and amends the disclosure requirements of SFAS No. 123. The Company adopted the expense recognition provision of SFAS 123 and is providing expense for stock based compensation for grants made on and after January 1, 2003 on a prospective basis as provided by SFAS 148, and will continue to provide pro forma information in the notes to financial statements to provide the results as if all equity awards issued in prior years were being expensed. There was no stock based compensation granted during the years ended December 31, 2004 and 2003, respectively.

            Earnings Per Share - Basic earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company

                         TELEDISCOUNT COMMUNICATIONS INC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

            Advertising - Advertising costs are charged to expense during the period in which they were incurred. Advertising expenses for the years ended December 31, 2004 and 2003 approximated $3,400 and $1,900, respectively.

            Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

            Recent accounting pronouncements

            Other-Than-Temporary Impairment of Investments

            In March 2004, the EITF of the FASB reached a consensus on Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-01"). EITF 03-01 addresses the meaning of other-than-temporary impairment and its application to debt and equity securities within the scope of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") and equity securities that are not subject to the scope of SFAS 115 and not accounted for under the equity method of accounting. As of December 31, 2004, the Company determined that EITF 03-01 had no impact on its consolidated financial statements.

            Contingently Convertible Instruments

            In September 2004, the EITF reached a consensus on Issue No. 04-08, "The Effect of Contingently Convertible Instruments on Diluted Earnings Per Share" ("EITF 04-08"), which is effective for reporting periods ending after December 15, 2004. EITF 04-08 requires companies to include shares issuable under convertible instruments in diluted earnings per share computations (if dilutive) regardless of whether the market price trigger (or other contingent feature) has been met. In addition, prior period earnings per share amounts presented for comparative purposes must be restated. EITF 04-08 did not impact earnings per share in 2004.

            Inventory Pricing

            In November 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 151, "Inventory Costs." The new statement amends Accounting Research Bulletin ("APB") No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material. This statement requires that those items be recognized as current-period charges and requires that allocation of fixed production overheads to the cost of conversion be based on the normal capacity of the production facilities. This statement is effective for fiscal years beginning after June 15, 2005. The Company does not expect adoption of this statement to have a material impact on its financial condition or results of operations.

                         TELEDISCOUNT COMMUNICATIONS INC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

            Share-Based Payment

            In December 2004, the FASB issued a revision of SFAS 123 ("SFAS 123(R)") that will require compensation costs related to share-based payment transactions to be recognized in the statement of operations. With limited exceptions, the amount of compensation cost will be measured based on the grant-date fair value of the equity or liability instruments issued. In addition, liability awards will be re-measured each reporting period. Compensation cost will be recognized over the period that an employee provides service in exchange for the award. SFAS 123(R) replaces SFAS 123 and is effective as of the first interim period beginning after June 15, 2005. Based on the number of shares and awards outstanding as of December 31, 2004 (and without giving effect to any awards which may be granted in 2005), we expect that the adoption of SFAS 123(R) will have no material impact to the financial statements.


      NOTE 2 - INVENTORY

           Inventory as of December 31, 2004 consists of the following:

                                                      2004                 2003
                                                    --------             -------
               Cellular Phones                      $107,943             160,875
               Phone Cards                           131,610             146,563
               Merchandise                             4,050               2,562
                                                    --------             -------
                 Total inventory                    $243,603             310,000
                                                    ========             =======

      NOTE 3 - PROPERTY AND EQUIPMENT

            Property and equipment, net consist of the following at of December 31,

                                                                           2004               2003
                                                                       -----------         ---------
               Machinery and equipment                                 $   463,962           463,962
               Furniture, fixtures, and improvements                       206,221           206,221
               Leasehold Improvements                                      687,088           687,088
                                                                       -----------         ---------
                        Total property and equipmentTotal inventory      1,357,271         1,357,271
               Less: accumulated depreciation and amortization            (564,519)         (427,441)
                                                                       -----------         ---------
                        Net property and equipment                     $   792,752           929,830
                                                                       ===========         =========

            Depreciation expense for the years ended December 31, 2004 and 2003 was $137,078 and $141,312 respectively.

                         TELEDISCOUNT COMMUNICATIONS INC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

      NNOTE 4 - NOTES PAYABLE

            In 2001, the Company entered into an unsecured financing agreement for $1,000,000. Under the terms of the agreement, the loan accrues interest at 10% and will be repaid in 5 installments of $231,000, which includes interest. Payments of $331,000 were made toward this note balance, of which $200,000 was applied to principal and the remaining amounts were paid as interest.

            In 2004, an additional $200,000 in principal was accrued on this note to cover legal and other expenses related to this note and subsequent transfer to equity.

            During 2004, the remaining $1,000,000 note payable balance was converted to 40,780,065 shares of common stock.


      NOTE 5 - GOING CONCERN

            As shown in the accompanying financial statements, the Company has incurred net losses of $384,283 and $386,747 during the years ended December 31, 2004 and 2003, respectively. These conditions create an uncertainty as to the Company's ability to continue as a going concern. Management is trying to reduce expenses and increase marketing efforts. The financial statements do no include any adjustments that might be necessary if the Company is unable to continue as a going concern.


      NOTE 6- RELATED PARTY

            During 2003 and 2004, the Company paid two officers consulting fees, along with reimbursement of expenses incurred during the course of business. Amounts paid out for consulting and professional fees for December 31, 2004 and 2003 total $40,850 and $54,600, respectively.


      NOTE 7 - INCOME TAXES

         The provision (benefit) for income taxes from continued operations for the years ended December 31, 2004 and 2003 consists of the following:

                                                              2004             2003
                                                            --------        --------
               Current:
                   Federal                                  $     --        $     --
                   State                                          --              --
                                                            --------        --------
               Total                                              --              --
               Benefit from increase in
                   valuation allowance                      (153,713)       (154,699)
               Benefits of operating loss carryforwards      153,713         154,699
                                                            --------        --------
               Provision (benefit) from income taxes        $     --        $     --
                                                            ========        ========

                         TELEDISCOUNT COMMUNICATIONS INC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

            Deferred income taxes result from temporary differences in the recognition of income and expenses for financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax assets and liabilities result principally from the following:

                                                          2004          2003
                                                        --------      --------
               Net operating loss-carryforwards
                  expiring between 2018 - 2024          $985,671      $831,958
               Depreciation and amortization                  --            --
               Other                                          --            --
                                                        --------      --------
                     Deferred income tax asset          $985,671      $831,958
                                                        ========      ========

            The net deferred tax assets and liabilities are comprised of the following:

                                                           2004         2003
                                                        ---------     ---------
               Deferred tax assets
                     Current                                   --            --

                     Non-current                        $ 985,671     $ 831,958
               Less valuation allowance                  (985,671)     (831,958)
                                                        ---------     ---------
                     Net deferred income tax asset      $      --     $      --
                                                        =========     =========

      NOTE 8 - COMMITMENTS

            Leases - The Company has entered into multiple non-cancelable lease agreements which cover various equipment and rental space. These leases are accounted for as operating leases. These leases expire between 2005 and 2010.

            Future minimum payments under these non-cancelable leases are as follows as of December 31, 2004:

                   Year                                   Amount
                   ----                                   ------
                   2002                                 $  437,806
                   2003                                    296,079
                   2004                                    287,216
                   2005                                    280,998
                   Thereafter                              410,019
                                                        ----------
                                                        $1,712,116
                                                        ==========

            Rent expense for December 31, 2004 and 2003 was $510,460 and $692,081, respectively.

            Guarantee - In December 2002, the Financial Accounting Standards Board issued Interpretation No. (FIN) 45, "Guarantor's Accounting and Disclosure Requirements." FIN 45 requires the disclosure of any guarantees in place at December 31, 2002 and the recognition of a liability for any guarantees entered into or modified after that date.

                         TELEDISCOUNT COMMUNICATIONS INC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

            As part of the daily services provided to customers, the Company acts as an agent and will collect and remit funds internationally through an agreement with third-party transmitters. These funds are held at the Company's various locations until picked up by these third-parties, which can vary from several times a day to a few times per week. The Company has guaranteed, under agreements entered into between 1999 and 2003, the payment of all sums due and owing to these third-parties. In the event of default, the Company is liable for any amounts due, along with any attorney fees and costs associated with enforcement of terms.

            As of December 31, 2004 and 2003, the Company held a total of $18,291 and $29,223, respectively throughout its various locations. Due to the nature of the guarantee, the Company has not recorded any liability on the financial statements.


      NOTE 9 - SHAREHOLDERS' EQUITY

            Conversion of debt to equity - During 2004, the Company converted its $1,000,000 note payable to 40,780,065 no par common stock. The $1,000,000 is included as paid in capital.

            Common stock issuance - The Company issued 40,780,065 additional shares of no par common stock for a total investment of $90,000, which is included as paid in capital.

            Stock options - Nonqualified stock options may, at the discretion of the Board of Directors, be granted at the fair market value at the date of grant or at an exercise price less than the fair market value at the date of grant. During 2001, 3,000,000 options were issued at an exercise price of $.01 per share. The options become fully exercisable at the end of three years. These options were subsequently reduced to 1,000,000 in 2004. These options have not been exercised as of December 31, 2004.

      NOTE 10 - SUBSEQUENT EVENTS

            Merger - On March 11, 2005, the Company was acquired by Millennium Capital Venture Holdings, Inc. (MCVH) in a merger pursuant to an Agreement and Plan of Merger. MCVH will exchange shares of MCVH for one hundred percent (100%) of the outstanding shares of the Company. At the effective time of the merger, the Company will be merged with and into a wholly owned subsidiary, Millennium Acquisition Corp,, a Florida corporation, which will be subsequently be dissolved and merged into MCVH. All of the outstanding shares of the Company's common stock shall be converted by virtue of the merger at the Closing Date into shares of MCVH common stock.

            Bridge Loan - During 2005, the Company entered into a bridge loan agreement for a principal balance of $500,000. Under the terms of repayment, the $500,000 principal balance is due in 2006. No interest will accrue on this loan, unless principal payment is not paid in full. At that time, monthly payments of interest and principal will be made according to the terms of the loan.